 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2021

TORTOISE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39508	98-1550630
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5100 W. 115th Place Leawood, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SNPR.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	SNPR	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SNPR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on February 7, 2021, Tortoise Acquisition Corp. II, a Cayman Islands exempted company (“Acquiror”), SNPR Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Acquiror (“First Merger Sub”), SNPR Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Acquiror (“Second Merger Sub” and, together with First Merger Sub, the “Merger Subs”), and Volta Industries, Inc., a Delaware corporation (the “Company”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Acquiror (the “Surviving Corporation”), and the Surviving Corporation will subsequently merge with and into Second Merger Sub (the “Second Merger,” together with the First Merger, the “Mergers”, and together with the other transactions related thereto, the “Proposed Transactions”), with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of Acquiror.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a revised investor presentation relating to the Proposed Transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 17, 2021

TORTOISE ACQUISITION CORP. II

By:	/s/ Vincent T. Cubbage
Name: Vincent T. Cubbage
Title: Chief Executive Officer and President

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